Impairment of Long Lived Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment of Long Lived Assets

NOTE 6 – Impairment of Long Lived Assets

The Company evaluates the carrying value of its long-lived assets (including property and equipment and intangible assets) for possible impairment at least annually, or more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Generally, the Company recognizes an impairment loss for long-lived assets other than goodwill when the sum of undiscounted expected cash flows from use of the asset is less than its carrying amount. In the Company’s industry, while information about specific transactions appears limited, there are published information about certain metric such as pricing based on multiples of the revenues and operating income. Accordingly, when undiscounted cash flows are less than the carrying value of the related asset, estimated fair values may be calculated using a discounted cash flow approach to value and / or multiples of revenues and / or operating income. If the estimated fair value for a long-lived asset including goodwill is less than the carrying value, an impairment charge for the difference is recorded. No significant impairments were recorded during the years presented.